Financial instruments	12 Months Ended
Dec. 31, 2021
Financial instruments

26.	Financial instruments

Fair values

The fair values of cash, investments, trade and other receivables, loans receivable, accounts payable and accrued liabilities and contract liabilities approximate their carrying values due to the relatively short-term nature of these financial instruments. The fair value of long-term debt, lease contract liabilities, deferred payment liability, other long-term debt, convertible debentures and VTB loan is based on observable market data and the calculation of discounted cash flows. Discount rates were determined based on current terms and conditions observed in the credit market.

The Company follows a three-tier categorization for its financial instruments as a framework for disclosing fair value based upon inputs used to value the Company’s investments. The hierarchy is summarized as:

●	Level 1 – quoted prices (unadjusted) in active markets for identical assets and liabilities

●	Level 2 – inputs that are observable for the asset or liability, either directly (prices) or indirectly (derived from prices) from observable market data

●	Level 3 – inputs for assets and liabilities not based upon observable market data

As at September 3, 2021, the investment in Addicting Games is classified as a Level 3 financial instrument, see Note 7, and as at December 31, 2021 the Vedatis Earn-Out Payment liability is classified as a Level 3 financial instrument, see Note 17.

Total interest income and interest expense for the years ended December 31, 2021 and December 31, 2020 for financial assets or financial liabilities that are not at fair value through profit or loss can be summarized as follows:

	December 31, 2021	December 31, 2020
Interest income	$(51,529)	$(102,158)
Interest and accretion expense	2,844,956	5,236,482
Net interest expense	$2,793,427	$5,134,324

The Company examines the various financial instrument risks to which it is exposed and assesses the impact and likelihood of those risks. These risks may include credit risk, liquidity risk, foreign currency risk and interest rate risk.

Credit risk

Credit risk is the risk of financial loss to the Company if a customer or counterparty to a financial instrument fails to meet its obligations.

The Company’s maximum exposure to credit risk for its trade receivables is summarized as follows:

	December 31, 2021	December 31, 2020
Trade receivables aging:
0-30 days	$26,263,555	$16,461,821
31-60 days	685,112	846,232
61-90 days	868,473	537,836
Greater than 90 days	2,217,521	737,696
	30,034,661	18,583,585
Expected credit loss provision	(58,472)	(67,466)
Net trade receivables	$29,976,189	$18,516,119

Credit risk (continued)

The movement in the expected credit loss provision can be reconciled as follows:

	December 31, 2021	December 31, 2020
Expected credit loss provision:
Expected credit loss provision, beginning balance	$(67,466)	$(357,920)
Increase in provision for expected credit loss	-	(28,725)
Write-offs	-	319,174
Recoveries	8,504	-
Effect of movement in exchange rates	490	5
Expected credit loss provision, ending balance	$(58,472)	$(67,466)

The following default rates, determined based on historical default rates based on the aging of trade receivables, are used to calculate the expected credit loss provision on trade receivables as at December 31, 2021:

	Total	Not past due	Over 30 days past due	Over 60 days past due	Over 90 days past due

Default rates		0.13%	0.20%	0.33%	0.89%
Trade receivables	$30,034,661	$26,263,555	$685,112	$868,473	$2,217,521
Expected credit loss provision	$58,472	$34,539	$1,339	$2,905	$19,689

All of the Company’s cash is held with major financial institutions and thus the exposure to credit risk is considered insignificant. Management actively monitors the Company’s exposure to credit risk under its financial instruments.

Concentration risk

The Company has one customer which makes up more than 10% of revenue, this customer accounts for approximately 46.58% (December 31, 2020 – 67.02%) of trade receivables as at December 31, 2021 and 69.36% (December 31, 2020 – 64.09%) of revenues for the year ended December 31, 2021.

Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its obligations associated with financial liabilities. The Company has a planning and budgeting process in place by which it anticipates and determines the funds required to support its normal operating requirements.

The Company holds sufficient cash and working capital which is maintained through stringent cash flow management to ensure sufficient liquidity is maintained. The table below summarizes the Company’s contractual obligations into relevant maturity groups at the statement of financial position date based on the expected contractual maturity date. The amounts disclosed in the table are the contractual undiscounted payments.

	Less than one year	One to two years	Two to three years	More than three years	Total

Accounts payable and accrued liabilities	$34,391,221	$-	$-	$-	$34,391,221
Contract liabilities	3,890,569	-	-	-	3,890,569
Income tax payable	114,094	-	-	-	114,094
Deferred payment liability	29,604,825	23,200,740	-	2,141,645	54,947,210
Lease contract liabilities	858,387	943,882	670,543	778,607	3,251,419
Long-term debt	2,000,000	8,000,000	-	-	10,000,000
Other long-term debt	11,121	11,121	11,121	365,187	398,550
	$70,870,217	$32,155,743	$681,664	$3,285,439	$106,993,063

Foreign currency risk

A large portion of the Company’s transactions occur in foreign currencies (including US dollars, UK pound sterling and Euro) and, therefore, the Company is exposed to foreign currency risk at the end of the reporting period through its US dollars, UK pound sterling and Euro denominated trade and other receivables, accounts payable and accrued liabilities, deferred payment liability and cash. As at December 31, 2021, a 10% depreciation or appreciation of the US dollar, UK pound sterling and Euro against the Canadian dollar would have resulted in an approximate $2,598,000, $75,000 and $330,000 decrease or increase, respectively, in total net loss and comprehensive loss.

Interest rate risk

The Company’s long-term debt bears interest at Banker’s Acceptance fee equal to CDOR rate plus 7.5%. Fluctuations in the Banker’s Acceptance fee equal to CDOR rate will result in changes to the months interest expense. A change in the annual interest rate of 0.50% would result in a $45,000 change in the annual interest expense.